                            Exhibit 17(b)(xxxii)

  Supplements dated March 31, 2001, May 1, 2001 and May 11, 2001 to the Firstar
   Funds, Inc.'s A & B, Y and Institutional Shares Prospectuses dated March 1, 2001. Supplements dated March 31, 2001 and May 11, 2001 to the Firstar Funds,
   Inc.'s REIT Fund Prospectus dated March 1, 2001. Supplements dated March 31,
     2001 and May 11, 2001 to Firstar Funds, Inc.'s Statements of Additional Information for the bond and equity funds and REIT Fund dated March 1, 2001.

                                Money Market Fund
                          Tax-Exempt Money Market Fund
                        Ohio Tax-Exempt Money Market Fund
                        U.S. Government Money Market Fund
                         U.S. Treasury Money Market Fund
                              Short-Term Bond Fund
                             Intermediate Bond Fund
                         U.S. Government Securities Fund
                               Aggregate Bond Fund
                              Bond IMMDEX(TM) Fund
                              Strategic Income Fund
                        Tax-Exempt Intermediate Bond Fund
                          Missouri Tax-Exempt Bond Fund
                          National Municipal Bond Fund
                              Balanced Income Fund
                              Balanced Growth Fund
                              Growth & Income Fund
                               Equity Income Fund
                               Relative Value Fund
                                Equity Index Fund
                           Large Cap Core Equity Fund
                              Large Cap Growth Fund
                            International Value Fund
                            International Growth Fund
                                MidCap Index Fund
                             MidCap Core Equity Fund
                              Small Cap Index Fund
                           Small Cap Core Equity Fund
                            Science & Technology Fund
                                  MicroCap Fund

                                  A & B Shares

                Supplement dated March 31, 2001 to the Prospectus
                               dated March 1, 2001

Retail B Shares of the following Firstar Funds will be closed to new investors at the close of business on March 30, 2001. However, existing shareholders may continue to invest in Retail B Shares of these funds.

* FIRSTAR SHORT-TERM BOND FUND, RETAIL B SHARES * FIRSTAR INTERMEDIATE BOND FUND, RETAIL B SHARES * FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND, RETAIL B SHARES * FIRSTAR MISSOURI TAX-EXEMPT BOND FUND, RETAIL B SHARES * FIRSTAR NATIONAL MUNICIPAL BOND FUND, RETAIL B SHARES

Page 123

         The first and second paragraphs under "Reducing Your Sales Charges - Retail A Shares" are replaced with the following:

       * Right of Accumulation - Equity, Balanced and Bond Fund shares of Firstar Funds and Class A Shares of First American Funds (except money market funds) can be combined with new purchases for purposes of calculating reduced sales charges. You will receive credit for either the original purchase price or the current net asset value of the other Retail A Shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other Firstar Fund Retail A Shares that you purchased for $10,000 and First American Fund Class A Shares that you purchased for $15,000 (a total original purchase price of $25,000). The current net asset value of these investments, however, is $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify Firstar Funds of your prior purchases. This must be done at the time of purchase, either directly with Firstar Funds in writing or by notifying your investment professional or financial institution.

       * Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $50,000 or more in Equity, Balanced or Bond Fund Retail A Shares. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

Page 125

         The paragraph under "Reinstatement Privilege" is replaced with the following:

If you sell shares of a Firstar Fund you may reinvest some or all of the proceeds in Retail A Shares of any Firstar Fund or Class A Shares of any First American Fund within 180 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

Page 127

         The paragraph under "Minimum Investments" is replaced with the following:

The minimum initial investment in a Fund for Retail A Shares and Retail B Shares is $1,000 ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). The minimum subsequent investment is $100 ($25 for a retirement plan or UGMA/UTMA account). The maximum investment for the MicroCap Fund is $5,000,000. The Funds have the right to waive these minimum investment requirements for employees of the Funds' advisor and its affiliates.

Page 127

         The following is added as the last sentence in the third paragraph under "Additional Information-Buying Shares:"

The Funds have the right to reject any purchase order.

Page 132

         The first paragraph under "Exchanging Shares" is deleted and replaced with the following:

Generally, any share class of a Firstar Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund at the time of the exchange. Retail B Shares of a Non-Money Market Fund may be exchanged for Retail A Shares of a Money Market Fund. However, such shares may not then be exchanged for Retail A Shares of a Non-Money Market Fund. Retail A Shares of a Non-Money Market Fund are exchangeable for Class A Shares of any First American Fund. For a list of the First American Funds, see the Additional Statement.

                         Institutional Money Market Fund
                          Tax-Exempt Money Market Fund
                        Ohio Tax-Exempt Money Market Fund
                        U.S. Government Money Market Fund
                         U.S. Treasury Money Market Fund
                              Short-Term Bond Fund
                             Intermediate Bond Fund
                         U.S. Government Securities Fund
                               Aggregate Bond Fund
                              Bond IMMDEX(TM) Fund
                              Strategic Income Fund
                        Tax-Exempt Intermediate Bond Fund
                          Missouri Tax-Exempt Bond Fund
                          National Municipal Bond Fund
                              Balanced Income Fund
                              Balanced Growth Fund
                              Growth & Income Fund
                               Equity Income Fund
                               Relative Value Fund
                                Equity Index Fund
                           Large Cap Core Equity Fund
                              Large Cap Growth Fund
                            International Value Fund
                               Global Equity Fund
                            International Growth Fund
                                MidCap Index Fund
                             MidCap Core Equity Fund
                              Small Cap Index Fund
                           Small Cap Core Equity Fund
                            Science & Technology Fund
                                  MicroCap Fund


                              Institutional Shares

                Supplement dated March 31, 2001 to the Prospectus
                               dated March 1, 2001

Page 117

        The section under "Investing with Firstar Funds -Buying Shares" is replaced with the following:

                       Purchase requests for a Money Market Fund received in proper form prior to the times listed below on a business day for the Funds will generally be processed on the same day.
                       * Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central
                         time
                       * Tax-Exempt Money Market Fund and U.S. Government Money
                         Market Fund - 11:30 a.m. Central time
                       * U.S. Treasury Money Market Fund and Institutional Money
                         Market Fund - 1:00 p.m. Central time

                     In order for a purchase request for a Money Market Fund to be processed on the same day at the times listed above, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

                     Purchase requests for the Money Market Funds accompanied by a check or wire payment which are received at or after the times listed above, and purchase requests accompanied by a check or wire payment for any Non-Money Market Fund, will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form. The Funds have the right to reject any purchase order.

                                    Y Shares

                              Short-Term Bond Fund
                             Intermediate Bond Fund
                         U.S. Government Securities Fund
                               Aggregate Bond Fund
                              Bond IMMDEX(TM) Fund
                              Strategic Income Fund
                        Tax-Exempt Intermediate Bond Fund
                          Missouri Tax-Exempt Bond Fund
                          National Municipal Bond Fund
                              Balanced Income Fund
                              Balanced Growth Fund
                              Growth & Income Fund
                               Equity Income Fund
                               Relative Value Fund
                                Equity Index Fund
                           Large Cap Core Equity Fund
                              Large Cap Growth Fund
                            International Value Fund
                               Global Equity Fund
                            International Growth Fund
                                MidCap Index Fund
                             MidCap Core Equity Fund
                              Small Cap Index Fund
                           Small Cap Core Equity Fund
                            Science & Technology Fund
                                  MicroCap Fund


                              Institutional Shares

                         Institutional Money Market Fund
                          Tax-Exempt Money Market Fund
                        Ohio Tax-Exempt Money Market Fund
                        U.S. Government Money Market Fund
                         U.S. Treasury Money Market Fund

                Supplement dated March 31, 2001 to the Prospectus
                               dated March 1, 2001

Effective March 30, 2001, Firstar Funds will no longer offer Y Shares in the following Funds:

* FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND, Y SHARES
* FIRSTAR MISSOURI TAX-EXEMPT BOND FUND, Y SHARES
* FIRSTAR NATIONAL MUNICIPAL BOND FUND, Y SHARES

Page 115

        The section under "Investing with Firstar Funds-Buying Shares" is replaced with the following:

                       Purchase requests for a Money Market Fund received in proper form prior to the times listed below on a business day for the Funds will generally be processed on the same day.
                       * Ohio Tax-Exempt Money Market Fund - 9:00 a.m. Central
                         time
                       * Tax-Exempt Money Market Fund and U.S. Government Money
                         Market Fund - 11:30 a.m. Central time
                       * U.S. Treasury Money Market Fund and Institutional Money
                         Market Fund - 1:00 p.m. Central time

                     In order for a purchase request for a Money Market Fund to be processed on the same day at the times listed above, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

                     Purchase requests for the Money Market Funds accompanied by a check or wire payment which are received at or after the times listed above, and purchase requests accompanied by a check or wire payment for any Non-Money Market Fund, will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form. The Funds have the right to reject any purchase order.

                                FIRSTAR REIT FUND


                Supplement dated March 31, 2001 to the Prospectus
                               dated March 1, 2001


Page 11

  The first and second paragraphs under "Reducing Your Sales Charges - Retail A Shares" are replaced with the following:

 * Right of Accumulation - Retail A Shares of the Fund, Retail A Shares of Firstar Funds' non-money market funds or Class A Shares of First American Funds (except money market funds) can be combined with new purchases for purposes of calculating reduced sales charges. You will receive credit for either the original purchase price or the current net asset value of the other Retail A Shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other Firstar Fund Retail A Shares that you purchased for $10,000 and First American Fund Class A Shares that you purchased for $15,000 (a total original purchase price of $25,000). The current net asset value of these investments, however, is $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify Firstar Funds of your prior purchases. This must be done at the time of purchase, either directly with Firstar Funds in writing or by notifying your investment professional or financial institution.

* Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $50,000 or more in Retail A Shares of the Fund or any other Firstar Funds' non-money market fund. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

Page 13

         The paragraph under "Reinstatement Privilege" is replaced with the following:

If you sell shares of the Fund, or any other Firstar Fund, you may reinvest some or all of the proceeds in Retail A Shares of any Firstar Fund or Class A Shares of any First American Fund within 180 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

Page 15

         The paragraph under "Minimum Investments-Retail A and Retail B Shares" is replaced with the following:

The minimum initial investment for Retail A Shares and Retail B Shares is $1,000 ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). The minimum subsequent investment is $100 ($25 for a retirement plan or UGMA/UTMA account). The Fund has the right to waive these minimum investment requirements for employees of the Fund's advisor and its affiliates.

Page 15

         The following is added as the last sentence in the paragraph under "Buying Shares:"

The Fund also has the right to reject any purchase order.

Page 19

         The first two paragraphs under "Exchanging Shares" is replaced with the following:

       Generally, any share class of the Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund. In addition, Retail A Shares are exchangeable for Class A Shares of any First American Fund. Listed below are permitted exchanges between different share classes of the Fund.

        * Retail B Shares of the Fund may be exchanged for Retail A Shares of a Money Market Fund offered by Firstar Funds. However, such shares may not then be exchanged for Retail A Shares of a Non-Money Market Fund.
        * Y Shares of the Fund are exchangeable for Institutional Shares of a Money Market Fund offered by Firstar Funds.

                               FIRSTAR FUNDS, INC.

Short-Term Bond Fund         National Municipal        International Value
                             Bond Fund                 Fund
Intermediate Bond Fund       Balanced Income Fund      Global Equity Fund
U.S. Government              Balanced Growth Fund      International Growth
Securities Fund                                        Fund
Aggregate Bond Fund          Growth & Income Fund      MidCap Index Fund
Bond IMMDEX(TM)Fund          Equity Income Fund        MidCap Core Equity Fund
Strategic Income Fund        Relative Value Fund       Small Cap Index Fund
Tax-Exempt Intermediate      Equity Index Fund         Small Cap Core Equity
Bond Fund                    Large Cap Core            Fund
                             Equity Fund               Science & Technology Fund
Missouri Tax-Exempt          Large Cap Growth          MicroCap Fund
Bond Fund                    Fund


               Supplement dated March 31, 2001 to the Statement of Additional
                   Information dated March 1, 2001

Page 83

         The paragraph under "Reducing Your Sales Charge on Retail A Shares" is replaced with the following:

Reducing Your Sales Charge on Retail A Shares

         A.       Rights of Accumulation

         As stated in the Prospectuses, a reduced sales charge applies to any purchase of Retail A Shares of any Firstar Fund or Class A Shares of any First American Fund that are sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on the higher of current net asset value or the original purchase price) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. For example, let's say you're making $10,000 investment and you already own other Firstar Fund Retail A Shares that you purchased for $10,000 and First American Fund Class A Shares that you for purchased for $15,000 (a total original purchase price of $25,000). The current net asset value of these investments, however, is $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify Firstar Funds of your prior purchases. This must be done at the time of purchase, either directly with Firstar Funds in writing or by notifying your investment professional or financial institution.

              Eligible First American Funds include the following:

                                  Balanced Fund
                               Equity Income Fund
                                Equity Index Fund
                              Large Cap Growth Fund
                              Large Cap Value Fund
                               Mid Cap Growth Fund
                               Mid Cap Value Fund
                              Small Cap Growth Fund
                              Small Cap Value Fund
                              Emerging Markets Fund
                               International Fund
                              Health Sciences Fund
                           Real Estate Securities Fund
                                 Technology fund
                               Corporate Bond Fund
                                Fixed Income Fund
                          Intermediate Term Income Fund
                            Limited Term Income Fund
                              Strategic Income Fund
                  High Yield Bond Fund (offered April 30, 2001)
                        California Intermediate Tax Free
                         Colorado Intermediate Tax Free
                           Intermediate Tax Free Fund
                         Minnesota Intermediate Tax Free
                          Oregon Intermediate Tax Free
                              Arizona Tax Free Fund
                            California Tax Free Fund
                             Colorado Tax Free Fund
                             Minnesota Tax Free Fund
                                  Tax Free Fund
                             Nebraska Tax Free Fund
                         Strategy Aggressive Growth Fund
                              Strategy Growth Fund
                          Strategy Growth & Income Fund
                              Strategy Income Fund

         The complex of First American Funds and Firstar Funds are affiliated investment companies as of February 27, 2001. U.S. Bancorp is the parent corporation of First American Funds' adviser, First American Asset Management, a division of U.S. Bank National Association, and Firstar's adviser, FIRMCO.

Page 84

         This third paragraph under "Exchange Privilege" is revised as follows:

         A. Retail A Shares of any Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Retail A Shares of any other Fund offered by the Company or Class A Shares of any First American Fund.

                               FIRSTAR FUNDS, INC.

                                    REIT Fund


               Supplement dated March 31, 2001 to the Statement of Additional
                   Information dated March 1, 2001


Page 13

         The paragraph under "Reducing Your Sales Charge on Retail A Shares" is replaced with the following:

Reducing Your Sales Charge on Retail A Shares

         A.       Rights of Accumulation

         As stated in the Prospectus, a reduced sales charge applies to any purchase of Retail A Shares of any Firstar Fund or Class A Shares of any First American Fund that are sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on the higher of current net asset value or the original purchase price) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. For example, let's say you're making $10,000 investment and you already own other Firstar Fund Retail A Shares that you purchased for $10,000 and First American Fund Class A Shares that you for purchased for $15,000 (a total original purchase price of $25,000). The current net asset value of these investments, however, is $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify Firstar Funds of your prior purchases. This must be done at the time of purchase, either directly with Firstar Funds in writing or by notifying your investment professional or financial institution.

              Eligible First American Funds include the following:

                                  Balanced Fund
                               Equity Income Fund
                                Equity Index Fund
                              Large Cap Growth Fund
                              Large Cap Value Fund
                               Mid Cap Growth Fund
                               Mid Cap Value Fund
                              Small Cap Growth Fund
                              Small Cap Value Fund
                              Emerging Markets Fund
                               International Fund
                              Health Sciences Fund
                           Real Estate Securities Fund
                                 Technology fund
                               Corporate Bond Fund
                                Fixed Income Fund
                          Intermediate Term Income Fund
                            Limited Term Income Fund
                              Strategic Income Fund
                  High Yield Bond Fund (offered April 30, 2001)
                        California Intermediate Tax Free
                         Colorado Intermediate Tax Free
                           Intermediate Tax Free Fund
                         Minnesota Intermediate Tax Free
                          Oregon Intermediate Tax Free
                              Arizona Tax Free Fund
                            California Tax Free Fund
                             Colorado Tax Free Fund
                             Minnesota Tax Free Fund
                                  Tax Free Fund
                             Nebraska Tax Free Fund
                         Strategy Aggressive Growth Fund
                              Strategy Growth Fund
                          Strategy Growth & Income Fund
                              Strategy Income Fund


         The complex of First American Funds and Firstar Funds are affiliated investment companies as of February 27, 2001. U.S. Bancorp is the parent corporation of First American Funds' adviser, First American Asset Management, a division of U.S. Bank National Association, and Firstar's adviser, FIRMCO.

Page 14

         This third paragraph under "Exchange Privilege" is revised as follows:

         A. Retail A Shares of the Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Retail A Shares of any other Fund offered by the Company or Class A Shares of any First American Fund.

                               FIRSTAR FUNDS, INC.

                                  A & B Shares

       Supplement dated May 1, 2001 to the Prospectus dated March 1, 2001


Reopening of MicroCap Fund to New Investors

         Beginning on May 1, 2001, the MicroCap Fund will reopen and offer its shares for purchase by new and current investors. The adviser reserves the right to reclose the Fund to new investors at any time in the future. Prior to May 1, 2001, Quasar Distributors, LLC may solicit purchase orders, including non-binding indications of interest prior to actual confirmation of orders. In order to purchase shares of the Fund on May 1, 2001, the Fund's transfer agent must receive a purchase order together with payment in good form on May 1, 2001 before 3:00 p.m. (Central Time). Payment for the purchase of shares will not be accepted before May 1, 2001. For more information on share purchases, see "Purchasing Shares" in the Fund's prospectus dated March 1, 2001.

                               FIRSTAR FUNDS, INC.

                                    Y Shares

       Supplement dated May 1, 2001 to the Prospectus dated March 1, 2001


Reopening of MicroCap Fund to New Investors

         Beginning on May 1, 2001, the MicroCap Fund will reopen and offer its shares for purchase by new and current investors. The adviser reserves the right to reclose the Fund to new investors at any time in the future. Prior to May 1, 2001, Quasar Distributors, LLC may solicit purchase orders, including non-binding indications of interest prior to actual confirmation of orders. In order to purchase shares of the Fund on May 1, 2001, the Fund's transfer agent must receive a purchase order together with payment in good form on May 1, 2001 before 3:00 p.m. (Central Time). Payment for the purchase of shares will not be accepted before May 1, 2001. For more information on share purchases, see "Purchasing Shares" in the Fund's prospectus dated March 1, 2001.

                               FIRSTAR FUNDS, INC.

                              Institutional Shares

       Supplement dated May 1, 2001 to the Prospectus dated March 1, 2001


Reopening of MicroCap Fund to New Investors

         Beginning on May 1, 2001, the MicroCap Fund will reopen and offer its shares for purchase by new and current investors. The adviser reserves the right to reclose the Fund to new investors at any time in the future. Prior to May 1, 2001, Quasar Distributors, LLC may solicit purchase orders, including non-binding indications of interest prior to actual confirmation of orders. In order to purchase shares of the Fund on May 1, 2001, the Fund's transfer agent must receive a purchase order together with payment in good form on May 1, 2001 before 3:00 p.m. (Central Time). Payment for the purchase of shares will not be accepted before May 1, 2001. For more information on share purchases, see "Purchasing Shares" in the Fund's prospectus dated March 1, 2001.

                               FIRSTAR FUNDS, INC.
                                 (the "Company")

                              Institutional Shares
                                     of the

Institutional Money Market Fund, Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM)Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Income Fund, Relative Value Fund, Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund (the "Funds")

                          Supplement dated May 11, 2001
                        to Prospectus dated March 1, 2001

         Firstar Investment Research and Management Company, LLC, the investment adviser to the Funds, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc. became investment adviser to the Funds. All other terms of the Funds' advisory agreements, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates, had more than $116 billion in assets under management, including investment company assets of more than $50 billion.

                               FIRSTAR FUNDS, INC.
                                 (the "Company")

                                  A & B Shares
                                     of the

         Money Market Fund, Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Income Fund, Relative Value Fund, Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, International Value Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund (the "Funds")

                          Supplement dated May 11, 2001
                        to Prospectus dated March 1, 2001

         Firstar Investment Research and Management Company, LLC, the investment adviser to the Funds, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc. became investment adviser to the Funds. All other terms of the Funds' advisory agreements, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates, had more than $116 billion in assets under management, including investment company assets of more than $50 billion.

                               FIRSTAR FUNDS, INC.
                                 (the "Company")

                                    Y Shares
                                     of the

Short-Term Bond Fund, Intermediate Bond Fund, U.S. Government Securities Fund, Aggregate Bond Fund, Bond IMMDEX(TM) Fund, Strategic Income Fund, Tax-Exempt Intermediate Bond Fund, Missouri Tax-Exempt Bond Fund, National Municipal Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Income Fund, Relative Value Fund, Equity Index Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, International Value Fund, Global Equity Fund, International Growth Fund, MidCap Index Fund, MidCap Core Equity Fund, Small Cap Index Fund, Small Cap Core Equity Fund, Science & Technology Fund and MicroCap Fund and

                              Institutional Shares
                                     of the

Institutional Money Market Fund, Tax-Exempt Money Market Fund, Ohio Tax-Exempt Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund (the "Funds")

                          Supplement dated May 11, 2001
                        to Prospectus dated March 1, 2001

         Firstar Investment Research and Management Company, LLC, the investment adviser to the Funds, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc. became investment adviser to the Funds. All other terms of the Funds' advisory agreements, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates, had more than $116 billion in assets under management, including investment company assets of more than $50 billion.

                                    REIT Fund
                                       of
                               FIRSTAR FUNDS, INC.
                                 (the "Company")

                          Supplement dated May 11, 2001
                      to the Prospectus dated March 1, 2001

         Firstar Investment Research and Management Company, LLC, the investment adviser to the Funds, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc. became investment adviser to the Funds. All other terms of the Funds' advisory agreements, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management and its affiliates, had more than $116 billion in assets under management, including investment company assets of more than $50 billion.

                                    REIT Fund
                                       of
                               FIRSTAR FUNDS, INC.
                                 (the "Company")

Supplement dated May 11, 2001 to Statement of Additional Information dated March 1, 2001

         The following replaces the first paragraph under the heading "Advisory Services" on page 26:

         Firstar Investment Research and Management Company, LLC, ("FIRMCO") the investment adviser to the Funds, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc. became investment adviser to the Funds. All other terms of the Funds' advisory agreements, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         Prior to May 2, 2001, FIRMCO was investment adviser to the Funds.

         The information appearing under the heading "Directors and Officers" on page 22 is revised to replace the information regarding Ms. Zentmyer and Ms. Rauman as follows:

Marian Zentmyer*            Director        Chief Investment Officer of Equities
777 E. Wisconsin Avenue     President       of U.S. Bancorp Piper Jaffray Asset
Suite 800                                   Management Inc. since May 2001;
Milwaukee, WI  53202                        Chief Investment Officer of Equities
Age 44                                      and Director of FIRMCO, 1998-May
                                            2001; Senior Vice President and

                                            Senior Portfolio Manager, FIRMCO
                                            from 1995 to 1998.

Laura J. Rauman             Vice President  Senior Vice President of U.S.
777 E. Wisconsin Avenue     Treasurer       Bancorp Piper Jaffray Asset
Suite 800                                   Management, Inc., since May 2001;
Milwaukee, WI 53202                         Senior Vice President of FIRMCO
Age 32                                      1995-May 2001; Vice President of
                                            Mercantile Mutual Funds since April
                                            2000; Senior Auditor, Price
                                            Waterhouse, LLP, prior thereto.

The paragraph under the chart on page 25 is replaced by the following:

         Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 2000, the Directors and Officers received aggregate fees and reimbursed expenses of $105,633. Ms. Zentmyer, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Director; Vice President and Treasurer; and Assistant Treasurer, respectively, although U.S. Bancorp Piper Jaffray Asset Management Inc., of which Ms. Zentmyer and Ms. Rauman are Chief Investment Officer of Equities and Senior Vice President, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of U.S. Bank National Association, which is a subsidiary of U.S. Bancorp. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

         Directors, employees, retirees and their families of U.S. Bancorp or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

         The references to "Firstar Investment Research & Management Company, LLC" and/or "FIRMCO" on pages 2, 26 and 31 are replaced with "U.S. Bancorp Piper Jaffray Asset Management, Inc."

                               FIRSTAR FUNDS, INC.
                                 (the "Company")
                       Statement of Additional Information
                                       for

       Short-Term Bond Fund           National Municipal Bond Fund       International Value Fund
      Intermediate Bond Fund              Balanced Income Fund              Global Equity Fund
 U.S. Government Securities Fund          Balanced Growth Fund          International Growth Fund
       Aggregate Bond Fund                Growth & Income Fund              MidCap Index Fund
        Bond IMMDEX(TM)Fund                  Equity Income Fund            MidCap Core Equity Fund
      Strategic Income Fund                Relative Value Fund             Small Cap Index Fund
Tax-Exempt Intermediate Bond Fund           Equity Index Fund           Small Cap Core Equity Fund
                                       Large Cap Core Equity Fund       Science & Technology Fund
  Missouri Tax-Exempt Bond Fund           Large Cap Growth Fund               MicroCap Fund
                                              (the "Funds")

Supplement dated May 11, 2001 to the Statement of Additional Information dated March 1, 2001

         The following replaces the first paragraph under the heading "Advisory Services" on page 99:

         Firstar Investment Research and Management Company, LLC, ("FIRMCO") the investment adviser to the Funds, joined its affiliate, First American Asset Management, a division of U.S. Bank National Association, to form U.S. Bancorp Piper Jaffray Asset Management, Inc. ("U.S. Bancorp Piper Jaffray Asset Management"), a subsidiary of U.S. Bank, an indirect subsidiary of U.S. Bancorp and an investment adviser registered under the Investment Advisers Act of 1940.

         As of May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc. became investment adviser to the Funds. All other terms of the Funds' advisory agreements, including investment advisory fees, remain unchanged. The address of U.S. Bancorp Piper Jaffray Asset Management is 601 Second Avenue South, Minneapolis, Minnesota 55402.

         Prior to May 2, 2001, FIRMCO was investment advisor to the Funds. FIRMCO was a Wisconsin limited liability company and a subsidiary of U.S. Bancorp.

         The information appearing under the heading "Directors and Officers" on page 94 is revised to replace the information regarding Ms. Zentmyer and Ms. Rauman as follows:


Marian Zentmyer*            Director        Chief Investment Officer of Equities
777 E. Wisconsin Avenue     President       of U.S. Bancorp Piper Jaffray Asset
Suite 800                                   Management Inc. since May 2001;
Milwaukee, WI  53202                        Chief Investment Officer of Equities
Age 44                                      and Director of FIRMCO, 1998-May
                                            2001; Senior Vice President and
                                            Senior Portfolio Manager, FIRMCO
                                            from 1995 to 1998.

Laura J. Rauman             Vice President  Senior Vice President of U.S.
777 E. Wisconsin Avenue     Treasurer       Bancorp Piper Jaffray Asset
Suite 800                                   Management, Inc., since May 2001;
Milwaukee, WI 53202                         Senior Vice President of FIRMCO
Age 32                                      1995-May 2001; Vice President of
                                            Mercantile Mutual Funds since April
                                            2000; Senior Auditor, Price
                                            Waterhouse, LLP, prior thereto.

The paragraph under the chart on page 98 is replaced by the following:

         Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 2000, the Directors and Officers received aggregate fees and reimbursed expenses of $105,633. Ms. Zentmyer, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Director; Vice President and Treasurer; and Assistant Treasurer, respectively, although U.S. Bancorp Piper Jaffray Asset Management Inc., of which Ms. Zentmyer and Ms. Rauman are Chief Investment Officer of Equities and Senior Vice President, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of U.S. Bank National Association, which is a subsidiary of U.S. Bancorp. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

         Directors, employees, retirees and their families of U.S. Bancorp or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

         The references to "Firstar Investment Research & Management Company, LLC" and/or "FIRMCO" on pages 6, 100, 102, 103 and 104 are replaced with "U.S. Bancorp Piper Jaffray Asset Management, Inc."